Exhibit 10.1

Execution Version

SECOND AMENDMENT

TO THE

CREDIT AGREEMENT

dated as of April 16, 2015

among

ENERGEN CORPORATION,

as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

THE GUARANTOR SIGNATORY HERETO,

and

THE LENDERS SIGNATORY HERETO

SECOND AMENDMENT TO

CREDIT AGREEMENT

This SECOND AMENDMENT TO THE CREDIT AGREEMENT (this “Second Amendment”), dated as of April 16, 2015 (the “Second Amendment Effective Date”), is among ENERGEN CORPORATION, a corporation formed under the laws of the State of Alabama (“Borrower”); the undersigned guarantor (the “Guarantor”, and together with Borrower, the “Credit Parties”); each of the Lenders party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).

Recitals

A. Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 2, 2014 (as heretofore amended, modified, supplemented or restated, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.

B. The parties hereto desire to enter into this Second Amendment to amend certain terms of the Credit Agreement as set forth herein, to be effective as of the Second Amendment Effective Date.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 2.

2.1 Amendment to Section 2.07(e). Section 2.07(e) of the Credit Agreement is hereby amended as follows:

(a) the reference to “$300,000,000” appearing in clause (y) of the third sentence of Section 2.07(e) is replaced with “$400,000,000”; and

(b) the reference to “April 1, 2015” appearing in clause (y) of the third sentence of Section 2.07(e) is replaced with “delivery of the New Borrowing Base Notice for the Scheduled Redetermination scheduled to occur on or about October 1, 2015”.

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2.2 Amendment to Section 12.02(b). In order to correct a typographical error, Borrower and Administrative Agent hereby agree to replace the reference to “Section 12.07” appearing in clause (ii) of Section 12.02(b) with “Section 2.07” (it being acknowledged and agreed that pursuant to clause (y) of the last sentence of Section 12.02(b), no consent of the Lenders is required to correct such typographical error).

Section 3. Borrowing Base Redetermination; Reduction of Aggregate Commitment.

3.1 Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Administrative Agent and the Lenders hereby agree that for the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,600,000,000 (the “April Redetermination”). Administrative Agent, the Lenders and Borrower agree that the foregoing constitutes the April 1, 2015 Scheduled Redetermination and that this Second Amendment shall constitute the New Borrowing Base Notice with respect to such Scheduled Redetermination. Notwithstanding the foregoing, the Borrowing Base may be subject to further redeterminations and adjustments from time to time pursuant to Section 2.07 or Section 8.12(c).

3.2 Concurrently with the April Redetermination, the Aggregate Commitment shall be reduced (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) pursuant to Section 2.06(b)(iii), so that the Aggregate Commitment equals $1,600,000,000 (and Annex I is hereby deemed amended to reflect the reduction to each Lender’s Commitment and the Aggregate Commitment).

Section 4. Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:

4.1 Administrative Agent shall have received counterparts of this Second Amendment from the Credit Parties and the Required Lenders.

4.2 Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Administrative Agent shall notify Borrower and the Lenders of the effectiveness of this Second Amendment, and such notice shall be conclusive and binding.

Section 5. Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, the representations and warranties of Borrower and Guarantor set forth in each Loan Document are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such specified earlier date and (b) that as of the date hereof, no Default or Event of Default has occurred and is continuing or would result from this Second Amendment.

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Section 6. Miscellaneous.

6.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

6.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party (in each case, as amended hereby), and (d) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Second Amendment.

6.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4 No Oral Agreement. This written Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

6.5 Governing Law. This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

6.6 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.7 Loan Document. This Second Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	ENERGEN CORPORATION

	By:	/s/ Charles W. Porter, Jr.
	Name:	Charles W. Porter, Jr.
	Title:	Vice President, Chief Financial Officer and Treasurer

GUARANTOR:	ENERGEN RESOURCES CORPORATION

	By:	/s/ Charles W. Porter, Jr.
	Name:	Charles W. Porter, Jr.
	Title:	Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and Lender

	By:	/s/ Collin Mayer
	Name:	Collin Mayer
	Title:	Assistant Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SYNDICATION AGENT:	BANK OF AMERICA, N.A,

as Syndication Agent and Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	COMPASS BANK,

as Co-Documentation Agent and Lender

	By:	/s/ Blake Kirshman
	Name:	Blake Kirshman
	Title:	Senior Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A.,

as Co-Documentation Agent and Lender

	By:	/s/ Jo Linda Papadakis
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	REGIONS BANK,

as Co-Documentation Agent and Lender

	By:	/s/ William A. Philipp
	Name:	William A. Philipp
	Title:	Senior Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

LENDERS:	MUFG UNION BANK, N.A., as Lender

	By:	/s/ Mark Oberreuter
	Name:	Mark Oberreuter
	Title:	Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CIBC Inc.,
as Lender

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

MIZUHO BANK, LTD.,
as Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ John C. Springer
Name:	John C. Springer
Title:	Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:	/s/ Ryan Aman
Name:	Ryan Aman
Title:	Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BMO HARRIS BANK N. A.,
as Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

DNB CAPITAL LLC,
as Lender

By:	/s/ Asulv Tveit
Name:	Asulv Tveit
Title:	First Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

THE TORONTO DOMINION (NEW YORK) LLC,
as Lender

By:	/s/ Marie Fernandes
Name:	Marie Fernandes
Title:	Authorized Signatory

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Remy Riester
Name:	Remy Riester
Title:	Authorized Signatory

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BOKF, NA DBA BANK OF OKLAHOMA, as Lender

By:	/s/ Jeffrey Hall
Name:	Jeffrey Hall
Title:	Senior Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

SYNOVUS BANK, as Lender

By:	/s/ Joseph Keener
Name:	Joseph Keener
Title:	SVP

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

FIFTH THIRD BANK, as Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director- Energy Finance

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

BARCLAYS BANK PLC, as Lender

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]

MORGAN STANLEY BANK, N. A., as Lender

By:	/s/ Matthew T. Meyers
Name:	Matthew T. Meyers
Title:	Authorized Signatory

[SIGNATURE PAGE]

[SECOND AMENDMENT TO THE CREDIT AGREEMENT]

[ENERGEN CORPORATION]